Johnson Controls

NA PURCHASE ORDER

NO: 39066968 REV 2

Order Date: SEP/14/2011

This is a TOOLING funded order and will require the supplier to complete the latest Tooling Invoice Approval Form (TIAF) for payment. E-mail the complete package to ag-na-purchasing-suppliers-tiaf@jci.com. The TIAF and instructions can be obtained at http://www.johnsoncontrols.com/publish/us/en/suppliers/automotive_experience/forms.html or by calling the buyer listed on the PO.

Supplier No : 321754
Tel : 905-672-7669 Fax : 9056825659

Contact :

Supplier Name: D & R Tooling
7669 KIMBEL STREET
Mississauga Ontario L5S 1A7
Canada

Delivery address :
John Vadnais
NA Group Office
49200 Halyard Drive
Plymouth Michigan 48170
USA

Payment Terms : Tooling
Incoterms : Free On Board
Mississauga, ON

Purchasing Group: 501 - Tooling
Buyer Name: Denise Bookie
Tel : 616-394-6498 Extn:
Fax: 616-394-6464
E mail: Denise.Bookie@jci.com
Requestor : Denise Bookie

Terms and conditions.

This purchase order is governed exclusively by Johnson Controls' Terms and Conditions of Purchase and any country supplement specified (both available at http://www.johnsoncontrols.com/ae-terms and incorporated here by reference), except as modified therein. All other terms are rejected. Shipments must comply with supplier routing instructions found at http://www.johnsoncontrols.com/publish/us/en/suppliers/automotive_experience.html or a debit may be incurred for excessive shipping costs. Seller must comply with the Johnson Controls Supplier Standards Manual. The purchase order number must appear on all invoices, packing slips and bills of lading.A packing slip must accompany all shipments, showing the order and part number, quantity and supplier number. All Pre-production parts must be marked / labeled with the Johnson Controls - AE part number and revision level as indicated on the CAD model and / or drawing. Pre-production parts that are shipped without proper identification as stated above will be returned to the shipper at their expense.

Header Text

Line	Effective Date	Plant	C/S	Due Date	Part Number	Quantity	UOM	Per Unit Price	Total
					Descriptions				
00001		6113		09/13/2011	G908040	27,521	EA	1.00000	27,521.00

Other Tooling

ECO NO: 5264433|Program No: 1014176|Program Description: X12G, Nissan Leaf|Tool No: 5062710|Tool Description: 2288306 RH / 2288554LH - RR Frame Main Pipe - Tube Bending|OEM No:|Program Manager: Volpe, Frank|JCI Part No: 2288306/2288554|Customer Asset No: TBD|Ref D & R Tooling Quote dated 8/9/11

The Order does not constitute an acceptance of any offer or proposal made by Seller. Any reference in

NA PURCHASE ORDER

NO: 39066968 REV 2

Johnson Controls

Line	Effective Date	Plant	C/S	Due Date	Part Number	Quantity	UOM	Per Unit Price	Total
					Descriptions				

the Order to any offer or proposal made by Seller is solely to incorporate the description or specifications of Supplies in the prior proposal, but only to the extent that the description or specifications do not conflict with the description and specifications in the Order.

Jan Dolund Sept 14, 2011

Authorized Purchasing Signature c/o Dale Miller

Line Total	USD	27,521.00
Total Tax	USD	0.00
Currency Total	USD	27,521.00

Johnson Controls

JCI/JCIM Tooling Factoring Schedule

09/14/11

Dear Supplier:

* The attached PO is for tooling. Please be aware that your original quote has been factored and therefore has "tooling" terms. You will receive a check from JP Morgan for your original quoted amount.

* Your invoice(s) to JCI/JCIM must match the TOTAL of the progress payment(s) **(factored amount)** stated below. Please contact the buyer listed on the PO if this is not possible. Not following this expectation may lead to payment issues.

* Reference PO and/or JCI/JCIM specification for individual payment expectations.

PO#:	39066968
JCI/JCIM Customer/Business Unit:	NISSAN X12G, NISSAN LEAF - (SEATING)
Supplier:	D and R Tooling, Inc. (321754)
JCI/JCIM Tool/Project Engineer:	John Vadnais
For payment, e-mail all TIAF info to:	ag-na-purchasing-suppliers-tiaf@jci.com

PO Line Item	Tool Number	SUPPLIER QUOTED AMOUNT(S)				FACTORED AMOUNT(S)			
		Original total	Payment 1	Payment 2	Payment 3	PO Amount (Factored)	Payment 1	Payment 2	Payment 3
1	5062710	$26,516	$13,258	$13,258		$27,521	$13,778	$13,743	
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TOTALS:		$26,516 TOTAL	$13,258 Payment 1	$13,258 Payment 2	n/a Payment 3	$27,521 TOTAL	$13,778 Invoice 1	$13,743 Invoice 2	n/a Invoice 3
			09/21/2011	10/26/2011	n/a				
			Estimated payment date for above pmts:						

If you have any questions please contact me at: (616) 394-6498, denise.bookie@jci.com

Sincerely,

Denise Bookie

Denise Bookie, CET Buyer
Johnson Controls, Inc./JCIM

Additional Notes/Revision(s):